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                                                                   Exhibit 4.1

COMMON STOCK                                                       COMMON STOCK
                                    NATIONAL
                                   INTERSTATE

INCORPORATED UNDER THE LAWS OF                         CUSIP 63654U 10 0
     THE STATE OF OHIO                       SEE REVERSE FOR CERTAIN DEFINITIONS

                        NATIONAL INTERSTATE CORPORATION


THIS CERTIFIES THAT



is the record holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                        NATIONAL INTERSTATE CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ Michael A Schroeder           [SEAL]              /s/ Alan R. Spachman
      SECRETARY                              PRESIDENT AND CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED
     NATIONAL CITY BANK
               CLEVELAND, OHIO
               TRANSFER AGENT AND REGISTRAR

BY

                        AUTHORIZED SIGNATURE
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                        NATIONAL INTERSTATE CORPORATION
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The following abbreviations, when used in the inscription on the face of this certificate, shall be considered as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                      UNIF GIFT MIN ACT - _______________________ CUSTODIAN______________________
TEN ENT - as tenants by the entireties                                         (Cust)                         (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                                     under Uniform Gifts, to Minors
          tenants in common
                                                                        ACT ____________________________________________________
                                                                                               (State)

                                                     UNIF TRF MIN ACT - _________________________    Custodian (until age _____)
                                                                              (Cust)

                                                                        _______________________________ under Uniform Transfers
                                                                                  (Minor)

                                                                        to Minors Act _________________________________________
                                                                                                   (State)


                             Additional abbreviations may also be used though not in the above list.


For Value received, _____________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEES
---------------------------------------

---------------------------------------


________________________________________________________________________________________________________________________________
                       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________________________                                X __________________________________________

                                                                                   X __________________________________________

                                                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                                             WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                                             CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                                                                             OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:


By _________________________________________________________________________________________________________________
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
   LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
   PURSUANT TO S.E.C. RULE 17Ad-15.


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